Exhibit 10.33

                             THIRD LIMITED WAIVER TO
                         RECEIVABLES PURCHASE AGREEMENT

                  This Third Limited Waiver to Receivables Purchase Agreement (this "Limited Waiver") is entered into as of December 31, 2000, by and among Interface Securitization Corporation, a Delaware corporation ("Seller"), Interface, Inc., a Georgia corporation ("Interface"), as initial Servicer (the "Servicer" together with Seller, the "Seller Parties" and each a "Seller Party"), Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent. Unless defined elsewhere herein, capitalized terms used in this Limited Waiver shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS
                             ----------------------

                  Each of the parties hereto entered into a certain Receivables Purchase Agreement, dated as of December 19, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

                  Originator desires to enter into a certain Third Amendment and Limited Waiver to Receivables Transfer Agreement of even date herewith (the "Transfer Agreement Amendment") in order to permit the use of certain trade names, corporate names and assumed names to be used by Interface Americas, Inc., a Georgia corporation, an Original Seller.

                  Buyer desires to enter into a certain Third Limited Waiver to Receivables Sale Agreement of even date herewith (the "Sale Agreement Limited Waiver") in order to permit the use of certain trade names, corporate names and assumed names to be used by Interface Americas, Inc., a Georgia corporation, an Original Seller.

                  Under the terms of the Purchase Agreement, the consent of the Agent and each Purchaser (collectively, the "Consenting Parties") is required in order for Originator to enter into the Transfer Agreement Amendment, which consent the Originator has requested, and for the Seller to enter into the Sale Agreement Limited Waiver, which consent the Seller has requested.

                  Each of the Consenting Parties is willing to give such consent in accordance with the terms and upon the conditions set forth herein.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                  1. Consent. Subject to the terms and conditions set forth herein and upon the effectiveness of this Limited Waiver, each of the Consenting Parties hereby consents to the Originator's execution and delivery of the Transfer Agreement Amendment and the performance of its obligations thereunder and the Seller's execution and delivery of the Sale Agreement Limited Waiver and the performance of its obligations thereunder.

                  2. Limited Waiver. Subject to the terms and conditions set forth herein and upon the effectiveness of this Limited Waiver, the Consenting Parties hereby waive any Amortization Event or Potential Amortization Event that may arise as of the date hereof under Section 9.1(i) or Section 9.1(j) of the Purchase Agreement as a result of Originator's waiver as set forth in Section 2 of the Transfer Agreement Amendment or Seller's waiver as set forth in Section 2 of the Sale Agreement Limited Waiver, respectively.

                  3. Representations and Warranties. Each of the Seller Parties represents and warrants, as of the date hereof, that after giving effect to this Limited Waiver:

                                    (a)   all   of   the   representations   and
                  warranties of such Seller Party contained in the Purchase Agreement and in each other document or certificate delivered in connection therewith (other than those that expressly speak only as of a different date) are true and correct; and

                                    (b)  no  Amortization   Event  or  Potential
                  Amortization Event has occurred and is continuing.

                  4.  Conditions  to  Effectiveness   of  Limited  Waiver.   The
effectiveness of this Limited Waiver is subject to the satisfaction of the following conditions precedent:

                                    (a)  Limited  Waiver.  This  Limited  Waiver
                  shall have been duly executed and delivered by each of the parties hereto.

                                    (b)  Officer's  Certificate.   Each  of  the
                  Consenting Parties shall have received a certificate, in the form of Exhibit A hereto, of each of the Seller Parties certifying as to matters set forth in Sections 3(a) and (b) of this Limited Waiver.

                                    (c) Waivers and Amendments.  The Agent shall
                  have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Limited Waiver.

                                    (d) Documents. The Agent shall have received
                  each of the documents set forth in Section 4(f) of the Transfer Agreement Amendment.

                                    (e) UCC-3  Financing  Statements.  The Agent
                  shall have received duly executed proper financing statements for all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in connection with this Amendment.

                  5. Effect of Limited Waivers. (a) The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement as amended hereby or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that each of the Consenting Parties may now have or may have in the future under or in connection with the Purchase Agreement as amended hereby or any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "the Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Limited Waiver shall be construed in connection with and as part of the Purchase Agreement as amended hereby and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement as amended hereby and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                                    (a)  Each  of  the  Seller   Parties  hereby
                  jointly and severally agrees to pay all reasonable costs, fees and expenses in connection with the preparation, execution and delivery of this Limited Waiver (including the reasonable fees and expenses of counsel to the parties hereto).

                                    (b) This  Limited  Waiver may be executed in
                  any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                                    (c) Any provision  contained in this Limited
                  Waiver that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Limited Waiver in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                                    (d) THIS  LIMITED  WAIVER  SHALL BE GOVERNED
                  BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      INTERFACE SECURITIZATION CORPORATION


                                      By:     /s/  Daniel T. Hendrix
                                         -------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title: President, Treasurer and
                                                Assistant Secretary

                                      INTERFACE, INC.


                                      By:     /s/  Daniel T. Hendrix
                                         --------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title: Executive Vice President, CFO,
                                                Treasurer and  Assistant
                                                Secretary

                                      JUPITER SECURITIZATION CORPORATION


                                      By:   /s/ Julie C. Benda
                                          -----------------------------
                                          Name: Julie C. Benda
                                          Title:  Authorized Signatory



                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                      as a Financial Institution
                                      and as Agent


                                      By:   /s/ Julie C. Benda
                                         ---------------------------
                                         Name: Julie C. Benda
                                         Title:   Vice President